THE WALL STREET FUND, INC.
                      Supplement dated September 1, 2001 to
                          Prospectus dated May 1, 2001



Effective September 1, 2001 the Board of Directors of The Wall Street Fund has decided to discontinue the front end sales charge assessed on the purchase of shares of the Fund. Therefore all purchases of Fund shares, on or after September 1, 2001, will be without a sales charge.

All language in the Prospectus and the Statement of Additional Information pertaining to a sales charge shall no longer be applicable.